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                                                                    EXHIBIT 10.1

                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS
                    ----------------------------------------

THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS
(this "Agreement") is made and entered into as of this   day of September, 2001,
       ---------                                      ---
by and between DT PARTNERS THREE LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), and TRIPLE NET PROPERTIES, LLC, a Virginia limited
              ------
liability company ("Buyer"), with reference to the following facts:
                    -----

     A. Seller owns certain real property located in Orange County, California, commonly known as 25341, 25351, 25361, 25371, 25381 and
          25391 Commercenter Drive, Lake Forest, California, and certain other assets herein described.

     B. Seller desires to sell to Buyer and Buyer desires to purchase from Seller such real property and the associated assets.

NOW, THEREFORE, in consideration of the mutual covenants, premises and agreements herein contained, the parties hereto do hereby agree as follows:

l.   Purchase and Sale.
     -----------------

     1.1. The purchase and sale includes, and at the Close of Escrow (as hereinafter defined) Seller shall sell, transfer, grant and assign to Buyer, Seller's entire right and interest in and to all of the following (collectively, the "Property"):
                                                    --------

               1.1.1. That certain real property commonly known as Pacific Corporate Park, located at 25341, 25351, 25361, 25371,
                         23581 and 23591 Commercenter Drive, Lake Forest, California, and more specifically described in Exhibit
                                                                        -------
                         "A" attached hereto, together with all structures,
                         ---
                         buildings, improvements, machinery, fixtures, and equipment affixed or attached to the real property and all easements, development rights, rights of way, and other rights appurtenant to the real property (collectively, the "Real Property");
                                             -------------

               1.1.2.    All leases, including associated amendments ("Leases"),
                                                                       ------
                         with all persons ("Tenants") leasing the Real Property
                                            -------
                         or any part thereof or hereafter entered into in accordance with the terms hereof prior to the Close of Escrow, together with all security deposits, other deposits held in connection with the Leases, Lease guarantees and other similar credit enhancements providing additional security for such Leases;

               1.1.3. All tangible and intangible personal property owned by Seller located on or used in connection with the Real Property, including, specifically, without

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                         limitation, equipment, furniture, tools and supplies,
                         and all related intangibles including Seller's interest in the name "Pacific Corporate Park" (the "Personal
                                                                    --------
                         Property");
                         --------

               1.1.4. All service contracts, agreements, warranties and guaranties relating to the operation, use or maintenance of the Property (the "Contracts"); and
                                                           ---------

               1.1.5. To the extent transferable, all building permits, certificates of occupancy and other certificates, permits, licenses and approvals relating to the Property, and all documentation (complete or incomplete) of Seller relating to the parcelization of the Real Property (the "Permits").
                                                 -------

2.   Purchase Price.
     --------------

     The total Purchase Price of the Property shall be Twenty-Three Million Seven Hundred Forty-Seven Thousand and No/100 Dollars ($23,747,000.00) (the "Purchase Price") payable as follows:
      --------------

     2.1.      Deposit/Further Payments.
               ------------------------

               2.1.1. Within two (2) business days following the date a fully executed original of this Agreement is delivered to Escrow Holder (as hereinafter defined) (the "Effective
                                                                      ---------
                         Date"), Buyer shall deposit into Escrow the amount of
                         ----
                         Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the "Deposit"), in immediately available
                                             -------
                         funds with Commonwealth Land Title Company, 350 Commerce, Suite 150, Irvine, California 92602, Attn:
                         Michele Mesh ("Escrow Holder"). Escrow Holder shall
                                        -------------
                         place the Deposit into an interest bearing money market account at a bank or other financial institution reasonably satisfactory to Buyer, and interest thereon shall be credited to Buyer's account and shall be deemed to be part of the Deposit. If this Agreement is terminated by Buyer in accordance with its terms, the Deposit shall be immediately and automatically paid over to Buyer without the need for any further action by either party hereto. If Buyer fails to deliver the Deposit into Escrow within two (2) business days following the date a fully executed original of this Agreement is delivered to Escrow Holder, this Agreement shall automatically terminate at the end of the second business day, and neither party shall have any liability hereunder.

               2.1.2. On the first business day following the conclusion of the Due Diligence Period (as hereinafter defined), and absent Buyer's election to terminate this Agreement pursuant to Paragraph 5.2, Buyer shall deliver to Escrow Holder the additional sum of Two Hundred Fifty Thousand And No/100 Dollars ($250,000.00), which amount shall be added to, and included in the definition

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                         of, the Deposit. If Buyer fails to deliver such
                         additional sum into Escrow on the first business day following the conclusion of the Due Diligence Period, Buyer shall be in breach of this Agreement, this Agreement shall automatically terminate at the end of the such business day, and Seller shall be paid the Deposit as liquidated damages.

               2.1.3. On or before the Close of Escrow, Buyer shall deposit with the Escrow Holder to be held in Escrow the balance of the Purchase Price, in immediately available funds.

3.   Title to Property.
     -----------------

     3.1.      Title Insurance.
               ---------------

               Seller will, at Seller's sole expense, cause Escrow Holder to obtain or issue a CLTA Owner's Policy of Title Insurance (the
               "Title Policy") from Commonwealth Land Title Company (the "Title
                ------------                                              -----
               Company") for and on behalf of Buyer in the total amount of the
               -------
               Purchase Price and obtainable at standard rates insuring good, marketable and insurable title in and to the Real Property. The Title Policy shall be free and clear of exceptions except as follows:

               3.1.1. Real property taxes and assessments, which are a lien not yet due;

               3.1.2.    The Permitted Exceptions.

     3.2.      Procedure for Approval of Title.
               -------------------------------

               Seller shall, no later than ten (10) days following the Effective Date, provide to Buyer a current preliminary title report for the Real Property, including good and legible copies of all related items certified as exceptions thereto (collectively with the Survey (as hereinafter defined), the "Title Documents") For a
                                                     ---------------
               period of ten (10) days following receipt of the Title Documents (the "Title Review Period"), Buyer shall have the right to
                     -------------------
               examine the same. If after such examination, Buyer determines that the title to or condition of the Real Property as reflected by any of the Title Documents is unacceptable to Buyer, Buyer shall notify Seller in writing of Buyer's objections thereto (the "Objection Notice"). Buyer shall be conclusively deemed to have
                ----------------
               accepted and approved such title as Seller can deliver pursuant to the preliminary title report if Buyer fails to deliver an Objection Notice before the expiration of the Title Review Period. If Buyer delivers an Objection Notice to Seller before the expiration of the Title Review Period, Seller may, but shall not be obligated to, undertake to eliminate or modify such unacceptable matters to the reasonable satisfaction of Buyer; provided, however, Seller shall in all events, at or before the Close of Escrow, specifically remove any monetary encumbrances affecting the Real Property (other than current taxes), and the same shall

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               not be Permitted Exceptions. Except as set forth in the preceding sentence, "Permitted Exceptions" hereunder are all matters shown
                          --------------------
               in the Title Documents that are not objected to in a timely delivered Objection Notice, and all matters that are objected to in a timely delivered Objection Notice that are uncured at the expiration of the Due Diligence Period.

4.   Due Diligence.
     -------------

     4.1.      Due Diligence Items: Seller has, contemporaneously with or prior
               -------------------
               to the execution of this Agreement, delivered to Seller the following (collectively, the "Due Diligence Items"):
                                             -------------------

               4.1.1. Copies of all Leases presently in effect with respect to the Real Property, together with any amendments or modifications thereof;

               4.1.2. A rent roll with respect to the Real Property for the calendar month immediately preceding the Effective Date, prepared by or for Seller in the ordinary course of managing the Real Property (the "Rent Roll");
                                                             ---------

               4.1.3. A delinquency report with respect to the Real Property for the calendar month immediately preceding the Effective Date, prepared by or for Seller in the ordinary course of managing the Real Property;

               4.1.4. A list of all contracts, including service contracts, warranties, management, maintenance, leasing commission or other agreements affecting the Real Property, if any, together with copies of the same;

               4.1.5. True and correct copies of the real estate and personal property tax statements covering the Property or any part thereof for each of the two (2) fiscal years prior to the current year and, if available, for the current fiscal year;

               4.1.6. A schedule of all current or pending litigation with respect to the Real Property or any part thereof, if any, or otherwise with respect to Seller that might have a material adverse effect on Seller's ability to perform hereunder, together with a brief description of each such proceeding;

               4.1.7. Operating statements for the Real Property for calendar years 1999, 2000 and 2001 year to date, or if shorter, for any periods during which Seller was owner of the Real Property, prepared by or for Seller in the ordinary course of managing the Real Property;

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               4.1.8.    An inventory of all personal property located on the
                         Real Property which is used in the maintenance of the Real Property or stored for future use with the Real Property;

               4.1.9. Copies of utility bills for the Real Property for the calendar years 2000 and 2001 year to date;

               4.1.10.   Copy of the survey of the Real Property (the "Survey")
                                                                       ------
                         dated May 1998 prepared by Walden & Associates, Inc.;
                         and

               4.1.11 Copies of all maps previously obtained by Seller for the parcelization of the Real Property.

     4.2.      Matters to be Made Available: To the extent such items are in
               ----------------------------
               Seller's possession, Seller shall make available to Buyer for Buyer's review, at Seller's option at either the offices of Seller's property manager or at the Real Property, the following items and information (collectively, the "Additional Due Diligence Items"), and Buyer shall be permitted, at its sole cost and expense, to copy the Additional Due Diligence Items:

               4.2.1. All site plans, leasing plans, as-built plans, drawings, environmental, mechanical, electrical, structural, soils and similar reports and/or audits and plans and specifications relative to the Real Property, if any; and

               4.2.2. Copies of Tenant files and records relating to the ownership and operation of the Real Property.

     4.3.      Estoppel Certificates.
               ---------------------

               Seller shall use commercially reasonable efforts to obtain and deliver to Buyer, no later than ten (10) days prior to the Close of Escrow, estoppel certificates in the form approved by Buyer and Seller as described in Paragraph 8.2 from (a) Freedom Interactive-OC, Computer Education Institute, V - Systems and Bank One (the "Major Tenants") and (b) seventy-five percent (75%)
                              -------------
               of all remaining Tenants of the Real Property (measured by square footage occupied) (the "Required Percentage Estoppels"). If
                                       -----------------------------
               Seller is unable to obtain the Required Percentage Estoppels despite commercially reasonable efforts to do so, Seller may deliver to Buyer an estoppel certificate executed by Seller and otherwise in form approved by Buyer covering sufficient estoppels that, together with those obtained, equal the Required Percentage Estoppels; provided, however, until the Close of Escrow, Seller shall continue to use commercially reasonable efforts to obtain an estoppel certificate executed by any such Tenant. The matters certified in the estoppel certificates executed by Seller shall be subject to Buyer's reasonable approval. Buyer shall notify Seller in writing within three (3) business days following receipt of a copy of any estoppel certificate executed by

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               Seller of Buyer's approval or disapproval and the basis of such disapproval, if disapproved. In addition to the foregoing, Seller shall use commercially reasonable efforts to obtain prior to the Close of Escrow any and all subordination, non-disturbance and attornment agreements (the "SNDA's") required by Buyer's lender
                                           ------
               in the form approved by Buyer and Seller as described in Paragraph 8.2.

5.   Inspections.
     -----------

     5.1       Procedure; Indemnity.
               --------------------

               Buyer, at its sole expense, shall have the right to conduct a feasibility, environmental, engineering and physical study of the Real Property at any time from and after the Effective Date and for a period of thirty (30) days thereafter (the "Due Diligence
                                                                 -------------
               Period"). Buyer and its duly authorized agents or representatives
               ------
               shall be permitted to enter upon the Real Property at all reasonable times during the Due Diligence Period, after giving Seller at least twentyfour (24) hours' notice (which may be by telephone) of the day and time Buyer intends to enter, in order to conduct engineering studies, soil tests and any other inspections and/or tests that Buyer may deem necessary or advisable (collectively, the "Inspections"). Buyer will conduct
                                             -----------
               its Inspections in a manner that will not disturb or disrupt the business of any of the Tenants of the Real Property. Buyer will not conduct any invasive tests on any part of the Property without the prior written consent of Seller (which Seller may condition upon Seller's being present for the test) and Buyer will not contact any Tenant of the Real Property without the prior written consent of Seller (which Seller may condition upon Seller's being present during the contact with any such Tenant). Buyer agrees promptly to discharge any liens that may be imposed against the Real Property as a result of Buyer's Inspections and to defend, indemnify and hold Seller harmless from and against all claims, suits, losses, costs, expenses (including without limitation court costs and attorneys' fees), liabilities, judgments and damages incurred by Seller as a result of any Inspections performed by Buyer.

     5.2.      Approval.
               --------

               5.2.1. Buyer shall have until the conclusion of the Due Diligence Period to review the Inspections, the Due Diligence Items and the Additional Due Diligence Items. Notwithstanding anything to the contrary in this Agreement, Buyer may terminate this Agreement for any reason relating to the Inspections, the Due Diligence Items and the Additional Due Diligence Items or for no reason by giving written notice of termination to Seller and Escrow Holder (the "Due Diligence
                                                        -------------
                         Termination Notice") on or before the last day of the
                         ------------------
                         Due Diligence Period. If Buyer does not give a Due Diligence Termination Notice, this Agreement shall continue in full force and effect, Buyer shall be deemed to have waived its right to terminate this Agreement pursuant to this

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                         Paragraph 5.2.1, and Buyer shall be deemed to have
                         ---------------
                         acknowledged that it has received or had access to the Property and to all Due Diligence Items and Additional Due Diligence Items, and has conducted all inspections and tests of the Property that it considers important; provided, however, Buyer shall nonetheless continue to have the right to inspect, study and test the Property. Upon receipt of a Due Diligence Termination Notice on or before the last day of the Due Diligence Period, Escrow Holder shall, without any further action required from any party, return all documents and funds, including the Deposit, to the parties who deposited same and no further duties shall be required of Escrow Holder.

               5.2.2. Notwithstanding anything to the contrary contained herein, Buyer hereby agrees that if this Agreement is terminated for any reason, then Buyer shall promptly and at its sole expense return to Seller all Due Diligence Items which have been delivered by Seller to Buyer in connection with Buyer's Inspections of the Real Property. Buyer shall also promptly deliver to Seller copies of all written reports concerning the Real Property prepared by or for Buyer.

6.   Escrow.
     ------

     6.1.      Opening.
               -------

               Purchase and sale of the Property shall be consummated through an escrow (the "Escrow") to be opened with Escrow Holder within two
               (2) business days after the execution of this Agreement by Seller and Buyer. This Agreement shall be considered as the Escrow instructions between the parties, with such further consistent instructions as Escrow Holder shall reasonably require in order to clarify its duties and responsibilities. If Escrow Holder shall require further Escrow instructions, Escrow Holder may prepare such instructions on its usual form, Such further instructions shall, so long as not inconsistent with the terms of this Agreement, be promptly signed by Buyer and Seller and returned to Escrow Holder within three (3) business days of receipt thereof. In the event of any conflict between the terms and conditions of this Agreement and any further Escrow instructions, the terms and conditions of this Agreement shall control.

     6.2.      Close of Escrow.
               ---------------

               Escrow shall close at a mutually agreeable date (the "Close of
                                                                     --------
               Escrow") within forty-five (45) days after the expiration of the
               ------
               Due Diligence Period.

     6.3.      Buyer Required to Deliver.
               -------------------------

               Buyer shall deliver to Escrow the following:

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               6.3.1.    In accordance with Paragraph 2, the Deposit;

               6.3.2. By 12:00 noon PST on the day of the Close of Escrow, the balance of the Purchase Price; provided, however, that Buyer shall not be required to deposit the balance of the Purchase Price into Escrow until Buyer has been notified by Escrow Holder that (i) Seller has delivered to Escrow each of the documents and instruments to be delivered by Seller in connection with Buyer's purchase of the Property and (ii) Title Company has committed to issue and deliver the Title Policy to Buyer;

               6.3.3. By the day before the Close of Escrow, such other documents as Title Company may require from Buyer in order to issue the Title Policy;

               6.3.4. By the day before the Close of Escrow, an original Assignment and Assumption Agreement in the form attached hereto as Exhibit B, duly executed by Buyer,
                                            ---------
                         assuming all of Seller's right, title and interest in and to the Leases, the Permits and the Contracts from and after the Close of Escrow.

     6.4.      Seller Required to Deliver.
               --------------------------

               By the day before the Close of Escrow (unless otherwise provided below), Seller shall deliver to Escrow Holder or Buyer, as applicable, the following:

               6.4.1. A duly executed and acknowledged grant deed in the form attached hereto as Exhibit C (the "Deed"), conveying
                                            ---------       ----
                         fee title to the Real Property in favor of Buyer;

               6.4.2. A completed Certificate of Non-Foreign Status in the form attached hereto as Exhibit D, duly executed by
                                                 ---------
                         Seller under penalty of perjury;

               6.4.3.    An FTB Form 590 in the form attached hereto as Exhibit
                                                                        -------
                         E or other evidence that withholding of any portion of
                         -
                         the Purchase Price is not required by the Revenue and Taxation Code of California or any other applicable jurisdiction, duly executed by Seller under penalty of perjury;

               6.4.4.    A Bill of Sale in the form attached hereto as Exhibit F
                                                                       ---------
                         for the Personal Property, if any, in favor of Buyer and duly executed by Seller;

               6.4.5. Such other documents as Title Company may require from Seller in order to issue the Title Policy;

               6.4.6. The estoppel certificates as required by and provided for in Paragraph 4.2;

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               6.4.7.    An original Assignment and Assumption Agreement in the
                         form attached hereto as Exhibit B duly executed and
                                                 ---------
                         acknowledged by Seller, assigning all of Seller's interest in and to the Leases, Contracts and Permits to Buyer from and after the Close of Escrow;

               6.4.8. To Buyer, promptly after the Close of Escrow, all keys to all buildings and other improvements located on the Real Property, combinations to any safes thereon, and security devices therein in Seller's possession;

               6.4.9. A letter from Seller in the form attached hereto as Exhibit G addressed to each Tenant informing such
                         ---------
                         Tenant of the change in ownership as set forth therein; and

               6.4.10. To Buyer, promptly after the Close of Escrow, the original Leases.

     6.5.      Buyer's Costs.
               -------------

               Buyer shall pay the following:

               6.5.1. One-half (1/2) of Escrow Holder's fee, costs and expenses;

               6.5.2. The cost of recording any deed of trust or other documentation required by Buyer's lender in conjunction with any financing obtained by Buyer;

               6.5.3. All other costs customarily borne by purchasers of real property in Orange County, California.

     6.6.      Seller's Costs.
               --------------

               Seller shall pay the following:

               6.6.1. One-half (1/2) of Escrow Holder's fees, costs and expenses;

               6.6.2.    The cost of recording the Deed and any transfer tax;

               6.6.3.    Title Company's premium for the Title Policy;

               6.6.4. All other costs customarily borne by sellers of real property in Orange County, California.

     6.7.      Prorations.
               ----------

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               6.7.1.    Real property taxes, personal property taxes,
                         assessments, rents, and CAM expenses shall be prorated through Escrow between Buyer and Seller as of the Close of Escrow. All security deposits shall be paid over to Buyer. Rents and CAM expenses shall be approved by Buyer prior to the Close of Escrow. Any delinquent rents attributable to periods prior to the Close of Escrow and which are collected by Buyer or Seller shall be retained by or paid to Seller. Seller shall have the right to pursue any Tenant for delinquent rent, but shall not have the right to seek eviction of any Tenant by unlawful detainer or other means. Tax and assessment prorations shall be based on the latest available tax bill. If after the Close of Escrow either party receives any further or supplemental tax bill relating to any period prior to the Close of Escrow, the recipient shall promptly deliver a copy of such tax bill to the other party, and not later than ten (10) days prior to the delinquency date shown on such tax bill Buyer and Seller shall deliver to the taxing authority their respective shares of such tax bill, prorated as of the Close of Escrow. All prorations shall be based on a 365-day year.

               6.7.2. All leasing commissions owing with respect to the primary terms of Leases related to the Real Property and entered into prior to execution of this Agreement, and all costs for tenant improvements with respect to such leases, shall be paid by Seller, and Seller shall indemnify and hold Buyer harmless for Lease commission claims brought against the Real Property arising therefrom. All leasing commissions and tenant improvement costs for new Leases executed after the date of this Agreement shall be prorated between Buyer and Seller as their respective periods of ownership bear to the primary term of the new Lease, subject, in all events, to the prior approval by Buyer of such new Leases as herein provided pursuant to Paragraph 7.3. Buyer shall be responsible for and shall pay leasing commissions, if any, for all Lease renewals or expansions, whether made pursuant to options contained in the Leases or otherwise.

     6.8.      Determination of Dates of Performance.
               -------------------------------------

               Promptly after delivery to Buyer of the Title Documents, Escrow Holder shall prepare and deliver to Buyer and Seller a schedule which shall state each of the following dates:

               6.8.1.    The Effective Date pursuant to Paragraph 2.1.1;

               6.8.2.    The date of receipt of the Title Documents by Buyer;

               6.8.3.    The date that is the last day of the Title Review
                         Period;

               6.8.4.    The date that is the last day of the Due Diligence
                         Period;

               6.8.5. The date by which the amounts described in Paragraph 2 must be deposited by Buyer, for which determination Escrow Holder shall assume that Buyer does not deliver a Due Diligence Termination Notice; and

               6.8.6.    The date of the Close of Escrow pursuant to Paragraph
                         6.2.

               If any events which determine any of the aforesaid dates occur on a date other than the date specified or assumed for its occurrence in this Agreement, Escrow Holder shall promptly redetermine as appropriate each of the dates of performance in the aforesaid schedule and notify Buyer and Seller of the dates of performance, as redetermined. Notwithstanding the provisions of this Paragraph 6.8, in the event of a conflict between the schedule and this Agreement, this Agreement shall prevail.

7.   Seller Representations, Warranties, and Covenants
     -------------------------------------------------

     7.1       Representations and Warranties.
               ------------------------------

               Seller hereby represents and warrants as of the date hereof and as of the Close of Escrow by appropriate certificate to Buyer as follows:

               7.1.1. Seller is a limited partnership duly formed and validly existing under the law of the State of Texas. Seller has full power and authority to enter into this Agreement, to perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and all documents contemplated hereby by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents and approvals have been duly obtained and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, agreement or instrument to which Seller is a party or otherwise bound. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

               7.1.2. To Seller's knowledge, there are no unrecorded or undisclosed documents or other matters which affect title to the Real Property.

               7.1.3.    Seller is not a "foreign person" within the meaning of
                         Section 1445(f) of the Internal Revenue Code.

               7.1.4. There are no-on site employees of Seller at the Real Property, and following the Close of Escrow, Buyer shall have no obligation to employ or continue to employ any individual employed by Seller or its affiliates in connection with the Real Property.

               7.1.5. Except as set forth on any schedule of litigation delivered pursuant to Paragraph 4.1.6, there are no actions, suits or proceedings pending, or to Seller's knowledge, threatened in writing, against Seller and affecting any portion of the Real Property, at law or in equity, or before or by any federal, state, municipal, or other governmental court, department, commission, board, bureau, agency, or instrumentality, domestic or foreign.

               7.1.6. To Seller's knowledge, Seller has not received any written notice of any violations of any ordinance, regulation, law, or statute of any governmental agency pertaining to the Real Property or any portion thereof.

               7.1.7. There are no unpaid bills, claims, or liens in connection with any construction or repair of the Real Property except for those that will be paid in the ordinary course of business prior to the Close of Escrow or which have been bonded over or the payment of which has otherwise been adequately provided for.

               7.1.8. The Rent Roll was prepared in the ordinary course of managing the Real Property. There are no leases, subleases, licenses, occupancies or tenancies in effect pertaining to any portion of the Real Property other than as shown on the Rent Roll.

               7.1.9. Except for the Contracts, there are no agreements or other obligations relating to the operation, use or maintenance of the Real Property.

               7.1.10. The operating statements furnished to Buyer in connection with or pursuant to this Agreement were prepared in the ordinary course of managing the Real Property.

     7.2       Survival; Knowledge; Indemnity.
               ------------------------------

               The foregoing representations and warranties of Seller are made by Seller as of the date hereof and again as of the Close of Escrow and shall survive the Close of Escrow for a period of six (6) months (the "Survival
                                                                 --------
Period"). Terms such as "to Seller's knowledge," "to the best of Seller's
------
knowledge" or like phrases mean the actual present and conscious awareness or knowledge of Larry Nelson ("Seller's Employee") without any duty of inquiry or
                            -----------------
investigation; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Seller's Employee or any other partner, officer or employee of Seller, on account of any breach of any representation or warranty made by Seller herein. Such terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry. No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. Seller agrees to defend and indemnify Buyer against any and all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees asserted against or suffered by Buyer arising out of the breach or inaccuracy of any representation or warranty, and Buyer shall have the right to bring an action against Seller on the breach of a representation or warranty hereunder, but only on the following conditions: (a) Buyer first obtains actual knowledge of the breach after the Close of Escrow and files such action within the Survival Period, and (b) Buyer shall have no right to bring a cause of action or to seek indemnification for a breach of a representation or warranty unless the damage Buyer on account of such breach equals or exceeds $30,000.00. Seller shall have no liability after the Close of Escrow for the breach of a representation or warranty hereunder of which Buyer had actual knowledge as of the Close of Escrow. Furthermore, Buyer agrees that the maximum liability of Seller for the alleged breach of any or all representations or warranties set forth in this Agreement is limited to $300,000.00. The provisions of this Paragraph 7.2 shall
                                                            -------------
survive the Close of Escrow. Any breach of a representation or warranty that occurs prior to the Close of Escrow shall be governed by Paragraph 13.1.
                                                         --------------

     7.3.      Covenants of Seller. Seller hereby covenants from and after the
               -------------------
               Effective Date as follows:

               7.3.1. To cause to be in force property damage insurance upon the Real Property, and commercial general liability insurance with respect to damage or injury to persons or property occurring on the Real Property in at least such amounts as are maintained by Seller on the date hereof.

               7.3.2. To manage the Real Property in the ordinary course and to perform normal maintenance thereon from and after the Effective Date in the same fashion as prior to the Effective Date.

               7.3.3. After the Due Diligence Period, not to amend or terminate any existing Lease or enter into any new Lease without Buyer's prior written consent and without providing Buyer (a) all reasonably relevant supporting documentation, (the "Proposed Lease Package"), and (b)
                                              ----------------------
                         Seller's request for Buyer's approval, which approval will not be unreasonably withheld or delayed. Exercise of a mandatory renewal option shall not be considered a new Lease. To the extent disclosed to Buyer in the Proposed Lease Package, any brokerage commission and the cost of Tenant improvements or other allowances payable with respect to a new Lease shall be prorated between Buyer and Seller in accordance with their respective periods of ownership as they bear to the primary term of the new Lease. Buyer shall have five
                         (5) business days following receipt of a request for any approval pursuant to this paragraph in which to approve or disapprove of any new Lease or any amendment or termination of any existing Lease. Failure to respond in writing within such time period shall be deemed to be approval. Seller's execution of a new Lease or modification or cancellation of an existing Lease following Buyer's reasonable refusal to approve same shall constitute a default hereunder.

               7.3.4. During the Due Diligence Period, not to amend or terminate any existing Lease, or enter into any new Lease, without providing Buyer (i) a Proposed Lease Package and (ii) Seller's request for Buyer's approval, which approval will not be unreasonably withheld or delayed. Moreover, whether or not Buyer consents to an amendment or termination of a Lease or the entering into of a new Lease, Seller may amend or terminate a Lease or enter into a new Lease at any time during the Due Diligence Period. Buyer shall have three (3) business days following receipt of a request for any approval pursuant to this paragraph in which to approve or disapprove of any new Lease or any amendment or termination of any existing Lease. Failure to respond in writing within such time period shall be deemed to be approval. Seller's execution of a new Lease or modification or cancellation of an existing Lease following Buyer's reasonable refusal to approve same shall give Buyer the right to terminate this Agreement as described below. If Buyer does not approve same or is not deemed to have approved same, and if Seller elects to amend or terminate a Lease or enter into a new Lease notwithstanding Buyer's failure to approve same, then Buyer may, at the time Seller notifies Buyer of the execution of any such amendment, termination or new Lease, elect to terminate this Agreement and receive a return of the Deposit by delivering written notice thereof to Seller; provided that if Buyer does not elect to terminate within five (5) days after such notification from Seller, then Buyer shall have waived its right to terminate pursuant to this Paragraph 7.3.4
                                                                 ---------------

               7.3.5. Not to sell, assign, or convey any right, title, or interest whatsoever in or to the Real Property, or create or permit to attach any lien, security interest, easement, encumbrance, charge, or condition affecting the Real Property (other than the Permitted Exceptions).

               7.3.6. Without Buyer's written approval, not to (a) amend or waive any right under any Contract, or (b) enter into any service, operating or maintenance agreement affecting the Real Property that would survive the Close of Escrow.

               7.3.7. To fully and timely comply with all obligations to be performed by it under the Leases and Contracts, and all Permits, licenses, approvals and laws, regulations and orders applicable to the Real Property.

     7.4.      Disclaimers by Seller. Except as expressly set forth in this
               ---------------------
               Agreement, it is understood and agreed that Seller has not at any time made and is not now making, and Seller specifically disclaims, any warranties or representations of any kind or character, express or implied, with respect to the Property, including, but not limited to, warranties or representations as to (i) matters of title (other than

               Seller's warranty of title set forth in the Deed to be delivered at Closing), (ii) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Substances in, on, under or in the vicinity of the Property, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water and earthquake faults and the resulting damage of past and/or future earthquakes, (iv) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, flood prone area, flood plain, floodway or special flood hazard,
               (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) zoning or building entitlements to which the Real Property or any portion thereof may be subject, (viii) the availability of any utilities to the Real Property or any portion thereof including, without limitation, water, sewage, gas and electric, or the availability of parking to the Real Property, (ix) usages of adjoining property, (x) access to the Real Property or any portion thereof, including, but not limited to, (xi) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (xii) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (xiii) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (xiv) the merchantability of the Property or fitness of the Property for any particular purpose, (xv) the truth or accuracy of the content of any of the Due Diligence Items or Additional Due Diligence Items (xvi) tax consequences, or (xvii) any other matter or thing with respect to the Property

     7.5.      Sale "As Is, Where Is". Buyer acknowledges and agrees that upon
               ----------------------
               the Close of Escrow, Seller shall sell and convey to Buyer and Buyer shall accept the Property "AS IS, WHERE IS, WITH ALL FAULTS," except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Buyer at Closing. Except as expressly set forth in this Agreement, Buyer has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto (including specifically, without limitation, property marketing packages distributed with respect to the Property) made or furnished by Seller, Seller's property manager, or any real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Buyer represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Buyer's consultants in purchasing the Property. Buyer will conduct such inspections and investigations of the Property as Buyer deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. By failing to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer acknowledges that Seller will have afforded Buyer a full opportunity to conduct such investigations of the Property as Buyer deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any

               Hazardous Substances on or discharged from the Property, and will rely solely upon same, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement.


     Buyer's Initials_____________________

     7.6.      Seller Released From Liability. Buyer acknowledges that it will
               ------------------------------
               have the opportunity to inspect the Property during the Due Diligence Period, and during such period, observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Property and adjacent areas as Buyer deems necessary, and Buyer hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability regarding the condition (including the presence in the soil, air, structures and surface and subsurface waters, of materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines), valuation, salability or utility of the Property, or its suitability for any purpose whatsoever. Buyer further hereby WAIVES (and by closing this transaction will be deemed to have waived) any and all objections to or complaints regarding (including, but not limited to, federal, state and common law based actions), or any private right of action under, state and federal law to which the Property is or may be subject, including, but not limited to, CERCLA, RCRA, physical characteristics and existing conditions, including, without limitation, structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Substances on, under, adjacent to or otherwise affecting the Property. Buyer further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of Hazardous Substances or other contaminants, may not have been revealed by its investigation.

     7.7.      Hazardous Substances Defined. For purposes hereof, "Hazardous
               ----------------------------                        ---------
               Substances" means any hazardous, toxic or dangerous waste,
               ----------
               substance or material, pollutant or contaminant, as defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), or any other federal, state or
               -- ---                 ------
               local law, ordinance, rule or regulation applicable to the Property, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (pcb's), radon gas, urea formaldehyde, asbestos, lead or electromagnetic waves.

8.   Buyer Representations, Warranties and Covenants.
     -----------------------------------------------

     8.1.      Representations and Warranties. Buyer hereby represents and
               ------------------------------
               warrants to Seller as of the date hereof and as of the Close of Escrow by appropriate certificate that Buyer is a limited liability company duly organized and validly existing under the laws of the State of Virginia. Buyer has full power and authority to enter into this Agreement, to perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and all documents contemplated hereby by Buyer have been duly and validly authorized by all necessary action on the part of Buyer and all required consents and approvals have been duly obtained and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, agreement or instrument to which Buyer is a party or otherwise bound. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

     8.2.      Covenants of Buyer. Buyer hereby covenants to deliver to Seller
               ------------------
               five (5) business days before the end of the Due Diligence Period the forms of SNDA and estoppel certificate that will be required by Buyer and Buyer's lender. The forms of the SNDA and estoppel certificate will be subject to the reasonable approval of Seller. If Buyer and Seller are unable to agree upon the forms of either or both of the SNDA and estoppel certificate before the end of the Due Diligence Period, Seller may, for a period of five (5) days after the end of the Due Diligence Period, elect to terminate this Agreement by delivering written notice thereof to Buyer and Escrow Holder. Upon receiving any such notice, Escrow Holder shall return the Deposit to Buyer.

9.   Conditions Precedent to the Close of Escrow.
     -------------------------------------------

     9.1.      Conditions Precedent.
               --------------------

               The obligations of Buyer to purchase the Property pursuant to this Agreement shall, at the option of Buyer, be subject to the following conditions precedent:

               9.1.1. All of the representations, warranties and agreements of Seller set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Close of Escrow, and Seller shall not have, on or prior to the Close of Escrow, failed to meet, comply with or perform in any material respect any covenants or agreements on Seller's part as required by the terms of this Agreement.

               9.1.2. There shall be no change in the matters reflected in the Title Documents, and there shall not exist any encumbrance or title defect affecting the Real Property not described in the Title Documents except for the Permitted Exceptions or matters to be satisfied at the Close of Escrow.

               9.1.3. Unless Seller receives notice from Buyer at least thirty (30) days prior to the Close of Escrow, effective as of the Close of Escrow, any management agreement affecting the Real Property shall be terminated by Seller and any and all termination fees incurred as a result thereof shall be the sole obligation of Seller.

               9.1.4. No Major Tenant shall be in default under its lease nor shall any Major Tenant have given notice to Seller that it is discontinuing operations.

               9.1.5. If Buyer's lender requires the execution of SNDA's from Tenants as a condition to closing the loan to Buyer, Buyer's obligations under this Agreement shall be subject to the delivery of SNDA's in the form approved by Buyer and Seller as described in Paragraph 8.2.

               9.1.6. Seller shall have delivered the Required Percentage Estoppels and estoppel certificates from all of the Major Tenants in the form approved by Buyer and Seller as described in Paragraph 8.2.

     9.2.      Effect of Failure.
               -----------------

               If Buyer notifies Seller of a failure to satisfy the conditions precedent set forth in this Paragraph 9, Seller may, within five
               (5) days after receipt of Buyer's notice, agree to satisfy the condition by written notice to Buyer, and Buyer shall thereupon be obligated to close the transaction provided (a) Seller so satisfies such condition and (b) no such right to cure shall extend the Close of Escrow. If Seller fails to agree to cure or fails to cure such condition by the Close of Escrow, this Agreement shall be automatically terminated, the Deposit shall be returned to Buyer without any further action required from either party and neither party shall have any continuing obligations hereunder; provided, however, if such failure constitutes a breach or default of its covenants, representations or warranties, Seller shall remain liable for such breach or default as otherwise set forth in this Agreement.

10.  Damage or Destruction Prior to the Close of Escrow.
     --------------------------------------------------

     In the event that one or more buildings on the Real Property should be damaged by any casualty prior to the Close of Escrow, then Seller shall promptly provide Buyer with written notice of such casualty. If the cost of repairing such damage, as estimated by an architect or contractor retained pursuant to the mutual agreement of the parties, is (a) less than One Hundred Thousand Dollars ($100,000.00) for each building damaged, the Close of Escrow shall proceed as scheduled and any insurance proceeds, plus the cash amount of any associated deductible, shall be paid over to Buyer; or
     (b) greater than One Hundred Thousand Dollars ($100,000.00) for any building damaged, then Buyer may in its discretion either (i) elect to terminate this Agreement, in which case the Deposit shall be returned to Buyer without any further action required from either party and neither party shall have any further obligation to the other, or (ii) proceed to the Close of Escrow, in which event any insurance proceeds, plus the cash amount of any associated deductible, shall be paid over to Buyer. The foregoing notwithstanding, if any casualty results in the cancellation of, or rental abatement under, any Lease, Buyer shall have the option to terminate this Agreement without regard to the cost of repairs. Any notice required to terminate this Agreement pursuant to this paragraph shall be delivered no later than thirty (30) days following Buyer's receipt of Seller's notice of such casualty.

11.  Eminent Domain.
     --------------

     If, before the Close of Escrow, proceedings are commenced for the taking by exercise of the power of eminent domain of all or a material part of the Real Property which, as reasonably determined by Buyer, would render the Real Property unacceptable to Buyer or unsuitable for Buyer's intended use, Buyer shall have the right, by giving written notice to Seller within thirty (30) days after Seller gives notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall automatically terminate, the Deposit shall be returned to Buyer without any further action required from either party, and neither party shall have any continuing obligations hereunder. If, before the Close of Escrow, proceedings are commenced for the taking by exercise of the power of eminent domain of less than a material part of the Real Property, or if Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Close of Escrow, the condemnation award (or, if not theretofore received, the right to receive such portion of the award) payable on account of the taking shall be assigned, or paid to, Buyer. Seller shall give written notice to Buyer within three (3) business days after Seller's receiving notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of the Real Property.

12.  Notices.
     -------

     All notices, demands, or other communications of any type given by any party hereunder, whether required by this Agreement or in any way related to the transaction contracted for herein, shall be void and of no effect unless given in accordance with the provisions of this paragraph. All notices shall be in writing and delivered to the person to whom the notice is directed, either (a) in person, (b) by United States Mail, as a registered or certified item, return receipt requested, (c) by telecopy or
     (d) by a nationally recognized overnight delivery courier. Notices delivered by telecopy or overnight courier shall be deemed received on the business day following transmission. Notices delivered by certified or registered mail shall be deemed delivered three (3) days following posting. Notices shall be given to the following addresses:

Seller:                  Mr. Mark Buchanan
------                   DT Partners Three Limited Partnership
                         Davis Partners, Incorporated
                         1420 Bristol Street North
                         Suite 100
                         Newport Beach, California 92660
                         (949) 752-2066
                         (949) 752-8776 Fax

With Required Copy to:   Mr. Jon E. Nesbitt
---------------------    Mr. A. Martin Morgenstern
                         Cushman & Wakefield, Inc.
                         18191 Von Karman Avenue, Suite 400
                         Irvine, California 92612-0187
                         (949) 955-7649
                         (949) 955-7648
                         (949) 724-8846 Fax

With Required Copy to:   C. Ted Raines, Jr., Esquire
---------------------    Haynes and Boone, LLP
                         901 Main Street, Suite 3100
                         Dallas, Texas 75202-3789
                         (214) 651-5536
                         (214) 200-0748 Fax

Buyer:                   Mr. Anthony W. Thompson
-----                    Triple Net Properties, LLC
                         1551 N. Tustin Avenue, Suite 650
                         Santa Ana, California 92705
                         (714) 667-8252
                         (714) 667-6860 Fax

With Required Copy to:   Dave Belkowitz, Esquire
---------------------    Hirschler, Fleischer, Weinberg, Cox & Allen
                         701 East Byrd Street, 15th Floor
                         Post Office Box 500
                         Richmond, Virginia 23218-0500
                         (804) 771-9546
                         (804) 644-0957 Fax

13.  Remedies
     --------

     13.1.     Defaults by Seller. If there is any default by Seller under this
               ------------------
               Agreement, following notice to Seller and seven (7) days thereafter, during which period Seller may cure the default, Buyer may, at its option, either (a) declare this Agreement terminated in which case the Deposit shall be returned to Buyer without any further action required from either party, Seller shall reimburse Buyer for its due diligence costs (up to a maximum of $15,000) and Buyer shall have no further claim against Seller, or (b) treat the Agreement as being in full force and effect and bring an action against Seller for specific performance. The foregoing notwithstanding, no right to cure shall extend the Close of Escrow.

     13.2.     Defaults by Buyer. Except as provided in Paragraph 2.1.2, if
               -----------------
               there is any default by Buyer under this Agreement, following notice to Buyer and seven (7) days thereafter, during which period Buyer may cure the default, Seller may, as its sole remedy, declare this Agreement terminated, in which case the Deposit shall be paid to Seller as liquidated damages. Following any termination because of a default by Buyer (including pursuant to Paragraph 2.1.2), upon receipt by Seller of the Deposit, each party shall thereupon be relieved of all further obligations and liabilities, except any which expressly survive termination. The foregoing notwithstanding, no right to cure shall extend the Close of Escrow.

14.  Assignment.
     ----------

     Buyer may assign any or all of its rights and obligations under this Agreement to any one or more affiliates of Buyer upon notice to Seller; provided, however, that absent the express agreement of Seller, no such assignment shall release Buyer from its liabilities hereunder.

15.  Interpretation and Applicable Law.
     ---------------------------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of California. Where required for proper interpretation, words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The terms "successors and assigns" shall include the heirs, administrators, executors, successors, and assigns, as applicable, of any party hereto.

16.  Amendment.
     ---------

     This Agreement may not be modified or amended, except by an agreement in writing signed by the parties. The parties may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions and obligations.

17.  Attorneys' Fees.
     ---------------

     In the event it becomes necessary for either party to file a suit to enforce this Agreement or any provisions contained herein, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys' fees and costs of court incurred in such suit.

18.  Entire Agreement; Survival.
     --------------------------

     This Agreement (and the items to be furnished in accordance herewith) constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement, or condition not expressed in this Agreement shall be binding upon the parties hereto nor shall affect or be effective to interpret, change, or restrict the provisions of this Agreement. The obligations of the parties hereunder and all other provisions of this Agreement shall survive the Close of Escrow or earlier termination of this Agreement, except as expressly limited herein.

19.  Counterparts.
     ------------

     This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute the entire agreement of the parties.

20.  Acceptance.
     ----------

     Time is of the essence of this Agreement. If the final date of any period falls upon a Saturday, Sunday, or legal holiday under the laws of the State of California, then in such event the expiration date of such period shall be extended to the next day which is not a Saturday, Sunday, or legal holiday under the laws of the State of California.

21.  Real Estate Commissions.
     -----------------------

     21.1.     Commission to Triple Net Properties Realty, Inc. Seller shall pay
               ------------------------------------------------
               a real estate brokerage commission of $580,000 to Triple Net Properties Realty, Inc. if, but only if, the Close of Escrow occurs pursuant to this Agreement. Such commission shall be payable upon the Close of Escrow from the proceeds of the Purchase Price deposited by Buyer.

     21.2.     Warranty and Indemnity. Seller and Buyer each represent and
               ----------------------
               warrant to the other that neither Seller nor Buyer has contacted or entered into any agreement with any real estate broker, agent, finder or any other party in connection with this transaction, and that neither party has taken any action which would result in any real estate broker's, finder's or other fees or commissions being due and payable to any party with respect to the transaction contemplated hereby, except for the commission payable to Triple Net Properties Realty, Inc. as provided in Paragraph 21.1 and except that Seller has contracted with Cushman & Wakefield as its broker and will pay a commission to such broker under a separate agreement. Each party hereby indemnifies and agrees to hold the other party harmless from any loss, liability, damage, cost, or expense (including reasonable attorneys' fees) resulting to the other party by reason of a breach of the representation and warranty made by such party in this paragraph.

              THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

                    SIGNATURE PAGE FOR PACIFIC CORPORATE PARK
                               PURCHASE AGREEMENT

EXECUTED on this 3rd day of October, 2001.
                 ---        -------

SELLER:
-------

DT PARTNERS THREE LIMITED PARTNERSHIP
a Texas limited partnership


By: /s/ Mark T. Buchanan
    -------------------------------
        Mark T. Buchanan
Title:  Authorized Signer
        -----------------

EXECUTED on this 1st day of Oct, 2001.
                 ---        ---

BUYER:
-----

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company


By: /s/ Anthony W. Thompson
    -----------------------
        Anthony W. Thompson
        President

                    SIGNATURE PAGE FOR PACIFIC CORPORATE PARK
                               PURCHASE AGREEMENT

EXECUTED on this     day of        , 2001.
                 ---        -------

SELLER:
-------

DT PARTNERS THREE LIMITED PARTNERSHIP
a Texas limited partnership


By:n
    -------------------------------
n
Title:r
        -----------------

EXECUTED on this     day of    , 2001.
                 ---        ---

BUYER:
-----

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company


By:
    -----------------------
        Anthony W. Thompson
        President

                                    EXHIBIT A
                                    ---------

                       LEGAL DESCRIPTION OF REAL PROPERTY
                       ----------------------------------

                                   DESCRIPTION

LOT 3 OF TRACT NO. 14316, AS SHOWN ON A MAP FILED IN BOOK 679, PAGES 15 TO 23 INCLUSIVE OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPTING FROM A PORTION OF SAID LAND, ANY AND ALL MINERALS LOCATED WITHIN THE REAL PROPERTY HEREINAFTER DESCRIBED, INCLUDING WITHOUT LIMITATION, ALL OIL, GAS, HYDROCARBON AND SIMILAR RIGHTS, AND ALL WATER, WATER RIGHTS, GEOTHERMAL STEAM AND STEAM POWER WITHIN OR UNDERLYING SUCH REAL PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DEVELOPMENT THEREOF, PROVIDED, HOWEVER, THAT THE RIGHTS HEREIN CONVEYED DO NOT INCLUDE THE RIGHT TO ENTER UPON THE SURFACE AND TOP 500 FEET OF THE SUBSURFACE OF SUCH REAL PROPERTY, AS PROVIDED IN DEED TO SIGNAL PROPERTIES, INC., A CALIFORNIA CORPORATION, AN UNDIVIDED ONE-HALF INTEREST RECORDED JULY 3, 1979 IN BOOK 13215, PAGE 646 AND TO EASTWOOD MINERALS AND ENERGY COMPANY, A CALIFORNIA CORPORATION, AN UNDIVIDED ONE-HALF INTEREST, RECORDED JULY 3, 1979 IN BOOK 13215, PAGE 649, BOTH OF OFFICIAL RECORDS.

ALSO EXCEPTING FROM THE REMAINDER OF SAID LAND, ALL OIL, GAS, OTHER
HYDROCARBONS AND OTHER MINERALS IN AND TO SAID REAL PROPERTY IN WHICH GRANTOR PRESENTLY OWNS OR MAY OBTAIN AN INTEREST, TOGETHER WITH THE RIGHT AS HEREINAFTER LIMITED, TO DRILL, REDRILL, DEEPEN, COMPLETE AND MAINTAIN WELL HOLES, UNDER, THROUGH AND BEYOND AND TO DRILL FOR, PRODUCE, EXTRACT, TAKE AND REMOVE OIL, GAS AND OTHER HYDROCARBON SUBSTANCES (AND WATER NECESSARY THEREFOR), AND OTHER MINERALS FROM AND THROUGH SAID REAL PROPERTY, TOGETHER WITH RIGHTS OF WAY AND EASEMENTS FOR ANY AND ALL OF THE ABOVE MENTIONED PURPOSES, BUT WITH NO RIGHT OF ENTRY UPON OR THROUGH SAID REAL PROPERTY, EXCEPT BENEATH A DEPTH OF 900 FEET BELOW THE PRESENT SURFACE OF THE SAID REAL PROPERTY, AS RESERVED BY THE ROMAN CATHOLIC ARCHBISHOP OF LOS ANGELES, A CORPORATION SOLE, BY DEED RECORDED JUNE 23, 1976 IN BOOK 11784, PAGE 827 OF OFFICIAL RECORDS.

                                    EXHIBIT B
                                    ---------

                       ASSIGNMENT AND ASSUMPTION OF LEASES
                       -----------------------------------

                         ASSIGNMENT AND ASSUMPTION AGREEMENT
                         -----------------------------------
                   Pacific Corporate Park, Lake Forest, California

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of the    day of      ,
                                                               ----      ------
2001, by and between DT PARTNERS THREE LIMITED PARTNERSHIP, a Texas limited partnership ("Assignor"), and TRIPLE NET PROPERTIES, LLC, a Virginia limited
              --------
liability company ("Assignee").
                    --------

                              W I T N E S S E T H:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

          a. All right, title and interest of Assignor in and to those certain leases, and associated amendments, described on Exhibit A attached hereto and
                                                ---------
made a part hereof (the "Tenant Leases"), relating to the leasing of space in
                         -------------
that certain land and improvements in the County of Orange, State of California, as more particularly described in Exhibit B attached hereto and made a part
                                  ---------
hereof (the "Real Property") and all of the rights, interests, benefits and
             -------------
privileges of the lessor thereunder, and to the extent Assignee has not received a credit therefor under the Purchase Agreement (as defined below), all prepaid rents and security and other deposits held by Assignor under the Tenant Leases and not credited or returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Tenant Leases.

          c. To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on Exhibit C attached hereto and
                                               ---------
made a part hereof, and all agreements, warranties and guaranties relating to the operation, use or maintenance of the Real Property, and all indemnities and claims (including, without limitation, for workmanship, materials and performance) which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the "Contracts").
                            ---------

          d. To the extent assignable, all right, title and interest of Assignor in and to those building permits, certificates of occupancy and other certificates, permits, licenses and approvals set forth on Exhibit D attached
                                                           ---------
hereto and made a part hereof, and all documentation (complete or incomplete) of Seller relating to the parcelization of the Real Property (the "Permits").
                                                                -------

     2. This Assignment and Assumption Agreement is given pursuant to that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions
( the "Purchase Agreement") dated as of             , 2001, between Assignor and
       ------------------               ------------
Assignee, providing for, among other things, the conveyance of the Tenant Leases, the Contracts, and the Permits.

     3. As set forth in Article 7 of the Purchase Agreement, which is hereby
                        ---------
incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY

D-939793
Pacific Corporate Park
Assignment and Assumption Agreement - p.1
-----------------------------------

SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE CALIFORNIA UNIFORM COMMERCIAL CODE.

     4. Assignee hereby accepts the assignment of the Tenant Leases, the Contracts and the Permits and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder from and after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all leasing commissions, costs for tenant improvements, legal fees and other costs and expenses incurred with respect to the Tenant Leases and renewals and extensions of the Tenant Leases executed subsequent to the Effective Date of the Agreement and those set forth on Exhibit E attached hereto.
   ---------

     5. This Assignment and Assumption Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

D-939793
Pacific Corporate Park
Assignment and Assumption Agreement - p.2
-----------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.

                                   ASSIGNOR:
                                   --------


                                   DT PARTNERS THREE LIMITED PARTNERSHIP,
                                   a Texas limited partnership


                                   By:   DAVIS PACIFIC TECH PARTNERS,
                                         a California general partnership,
                                         its general partner


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title: General Partner


                                   ASSIGNEE:
                                   ---------


                                   TRIPLE NET PROPERTIES, LLC,
                                   ---------------------------
                                   a Virginia limited liability company


                                   By:
                                      -----------------------------------------
                                   Name:
                                       ----------------------------------------
                                   Title:
                                         --------------------------------------

               [INSERT APPROPRIATE ACKNOWLEDGMENTS FOR THE STATE]

Exhibit A      Tenant Leases
Exhibit B      Real Property
Exhibit C      Contracts
Exhibit D      Permits
Exhibit E      Lease Costs and Expenses

D-939793
Pacific Corporate Park
Assignment and Assumption Agreement - p.3
-----------------------------------

                                    EXHIBIT C
                                    ---------

                                   GRANT DEED
                                   ----------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               [LOGO] Commonwealth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

                                        THIS SPACE FOR RECORDER'S USE ONLY:
--------------------------------------------------------------------------------
Title Order No.:                                                     Escrow No.:

                                   GRANT DEED
--------------------------------------------------------------------------------
THE UNDERSIGNED GRANTOR(S) DECLARE(S)
          DOCUMENTARY TRANSFER TAX is $           CITY TRANSFER TAX $
                                       ----------                    ----------

[X]  computed on full value of property conveyed, or
[ ] computed on full value less value of liens or encumbrances remaining at time of sale.
[ ]  Unincorporated area [X] City of Lake Forest         AND

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, DT PARTNERS THREE LIMITED PARTNERSHIP
A Texas limited partnership

hereby GRANT(s) to:
TRIPLE NET PROPERTIES, LLC
A Virginia limited liability company

the real property in the City of Lake Forest, County of Orange, State of California, described as:

LEGAL DESCRIPTION ATTACHED HERETO AS EXHIBIT "A" AND MADE A PART HEREOF Also Known as: Pacific Corporate Park
A.P. #

DATED                , 2001
      ---------------

STATE OF CALIFORNIA
COUNTY OF
         --------------------------------------------------------
On
  ---------------------------------------------------------------
Before me,
          -------------------------------------------------------

A Notary Public in and for said State, personally appeared

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

Personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal.

Signature                                 (This area for official notarial seal)
         ------------------------------

MAIL TAX STATEMENTS TO PARTY SHOWN BELOW; IF NO PARTY SHOWN, MAIL AS DIRECTED
ABOVE:

--------------------------------------------------------------------------------

                                    EXHIBIT D
                                    ---------

                        CERTIFICATE OF NON-FOREIGN STATUS
                        ---------------------------------

                       CERTIFICATION OF NON-FOREIGN STATUS
                       -----------------------------------
                 Pacific Corporate Park, Lake Forest, California

     Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee, TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company, that withholding tax is not required upon the disposition of a United States real property interest by DT PARTNERS THREE LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), the undersigned
                                                   ------
hereby certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations promulgated pursuant thereto);

     2. Seller's United States Employer Identification Number is           ; and
                                                                 ----------

     3. Seller's office address is c/o Davis Partners, Incorporated, 1420 Bristol Street North, Suite 100, Newport Beach, California 92660.

          Seller understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

          Under penalties of perjury, I declare that I have examined this Certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

          EXECUTED this    day of        , 2000.
                       ----      --------

                                       SELLER:
                                       ------

                                       DT PARTNERS THREE LIMITED PARTNERSHIP,
                                       a Texas limited partnership


                                       By:    DAVIS PACIFIC TECH PARTNERS,
                                              a California general partnership,
                                              its general partner


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title: General Partner

D-939791
Pacific Corporate Park
Certification of Non-Foreign Status
-----------------------------------

                                   EXHIBIT E
                                   ---------
                                  FTB FORM 590
                                  ------------

YEAR                                                                                                              CALIFORNIA FORM
----
2001                                      Withholding Exemption Certificate [Illegible]
                                         Nonresident Waiver Request for Real Estate Sales                              597W

------------------------------------------------------------------------------------------------------------------------------------
Part 1                                             Seller's Information
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                        Social Security Number/California Corporation No./FEIN
DT Partner's Three Limited Partnership                                      - -
------------------------------------------------------------------------------------------------------------------------------------
Street Adress                                                                                         PMB No.
1420 Bristol Street North, Suite 100
------------------------------------------------------------------------------------------------------------------------------------
City, State, ZIP Code                                                             Phone Number               Ownership Percentage
Newport Beach, CA 92660                                                           (949)752-2066
------------------------------------------------------------------------------------------------------------------------------------
Property Address (if no street address, provide parcel number and county)
25341, 25351, 25361, 25371, 25381 and 25391 Commercenter Drive, Lake Forest, CA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Buyer's Information
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                        Social Security Number/California Corporation No./FEIN
Triple Net Properties, LLC                                                  - -
------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                                        PMB No.
1551 N. Tustin Avenue, Suite 650
------------------------------------------------------------------------------------------------------------------------------------
City, State, ZIP Code                                                             Phone Number
Santa Ana, CA 92705                                                               (714) 667-8252
------------------------------------------------------------------------------------------------------------------------------------

If there is more than one seller, attach a separate sheet listing additional seller's information.
Read the following and check the boxes as they apply to the seller (see General Information C, Exemptions from Withholding (Part I)
for definitions and details for each area):

                                                                                                                     YES      NO

     1)   Is the total sales price of this property $100,000.00 or less?                                             [ ]     [X]
     2)   Are you a resident of California?                                                                          [ ]     [X]
     3)   Does the property being sold qualify as your principal residence?                                          [ ]     [X]
     4)   Are you a corporation registered in California or that has a permanent place of business in California?    [ ]     [X]
     5)   Are you a partnership or a limited liability company with recorded title to the property in the name
          of the partnership or limited liability company?                                                           [X]     [ ]
     6)   Are you a tax-exempt entity?                                                                               [ ]     [X]
     7)   Are you an irrevocable trust with at least one trustee who is a California resident?                       [ ]     [X]
     8)   Are you an estate where the decedent was a California resident at the time of death?                       [ ]     [X]
     9)   Are you a bank or a bank acting as a fiduciary for a trust?                                                [ ]     [X]
     10)  Are you an insurance company, IRA, or qualified pension/profit sharing plan?                               [ ]     [X]

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct.
If conditions change, I will promptly inform the withholding agent. I understand that completing this form does not exempt me from filing a California income tax return to report this sale.


---------------------------------------------------------------------------------------------------------            -------------
Seller's Signature                                                                                                   Date

If you answered "YES" to any of the above questions, STOP HERE. You are exempt from the nonresident withholding requirements.
Provide this form to your escrow company or the buyer (withholding agent).

If you answered "NO" to all of the above questions, you are subject to the nonresident withholding requirements. The required withholding is 3 1/3% of the total sales price. Do you believe that your estimated tax liability from the sale of your property will be less than the required withholding amount?

     [ ]  Yes.   Complete the Waiver Request Section on Side 2 and send this form to the Franchise Tax Board.

     [ ]  No.    STOP HERE. Your escrow person will withhold 3 1/3% of the total sales price and send it to the Franchise Tax Board on your behalf. Obtain the seller's copy of Form 597, Nonresident Withholding Tax Statement for Real Estate Sales,
                 to attach your California income tax return when you file and claim the withholding amount.

--------------------------------------------------------------------------------
Nonresident Withholding Waiver Request
--------------------------------------

State in detail your reason for requesting a withholding waiver or reduced withholding. Attach additional sheets, if needed. The Franchise Tax Board (FTB) cannot make a determination on your request unless you provide all required information and documentation. See instructions.

------------------------------------------------------------------------------------------------------------------------------------
Part II                         Property Information                                              Escrow Information
------------------------------------------------------------------------------------------------------------------------------------
Date Seller Acquired:                                                         Name and Address of Escrow Company:

---------------------------------------------------------------------------
Seller Acquired Property By (check one):
[ ]  Purchase  [ ]  Inheritance   [ ]  Foreclosure/Repossession                    COMMONWEALTH LAND TITLE COMPANY
[ ]  Gift      [ ]  1031 Exchange      call (888) 792-4900 U.S. toll-free          350 COMMERCE, SUITE 150
                                       or (916) 845-4900                           IRVINE, CA 92602
                                  [ ]  Other
                                            -------------------
------------------------------------------------------------------------------------------------------------------------------------
Use of Property at time of sale:   Length of the time Used for this purpose   Name of Escrow Officer:           Escrow Number:
[ ]  Rental/Commercial
[ ]  Secondary/Vacation Home       Years              Months                  Michele Mesh, CSEO                000011-RB
[ ]  Other (attach explanation)         -------------       -------------

------------------------------------------------------------------------------------------------------------------------------------
Seller's Adjusted Basis:                                                      Escrow Telephone Number:          Escrow FAX Number:

           Purchase Price      $                                              (714) 835-8511                    (714) 835-4201
                                ---------------
           Add Improvements                                                   ------------------------------------------------------
                                ----------------                              Contract Price               Estimated Close of Escrow
           Lease: Depreciation                                                (total sales price):
                                ----------------                              Date:
           Adjusted Basis      $
                                ----------------                              $9,100,000.00               March 18, 2002

Provide all required documentation listed in the Instructions. Attach any documents necessary to verify the adjusted basis.
------------------------------------------------------------------------------------------------------------------------------------

Instructions for Form 597-W

Withholding Exemption Certificate and Nonresident Waiver Request for Real Estate Sales
References in these instructions are to the Internal Revenue Code (IRC) as of January 1, 1998, and the California Revenue and taxation Code (R&TC)

--------------------------------------------------------------------------------

General Information
-------------------

Form 597-W, Withholding Exemption Certificate and Nonresident Waiver Request for Real Estate Sales, replaces Form 590-RE, Withholding Exemption Certificate for Real Estate Sales and Form 597-A, Nonresident Waiver Request for Real Estate Sales.

Requirement to File a California Tax Return
A completed Form 597-W relieves the buyer of the requirement to withhold but does not eliminate the requirement that the seller must file a California tax return and pay the tax due.

Private Mailbox (PMB) Number
If you lease a mailbox from a private business rather than from the United States Postal Service, enter your PMB number in the field labeled "PMB no."

Preparer Tax Identification Number (PTIN)
Tax preparers now have the option of using a unique identification number (PTIN) instead of a social security number when signing tax returns.

A Purpose

When California real estate is sold by a nonresident, buyers are required by law (R&TC Section 18662) to withhold 3 1/3% of the total sales price unless a withholding exemption is met or the Franchise Tax Board (FTB) authorized a waiver of reduction in the withholding amount.

..    Use Part I of Form 597-W to certify that you meet a withholding exemption for the sale of California real estate, or;

..    Use Part II of Form 597-W to request a waiver or reduction of the required withholding for the sale of California real estate.

B What is Real Estate Withholding?

Real Estate withholding:

..    Is a prepayment of the amount of income tax due from the gain on the sale of California real estate;

..    Is not an additional tax on the sale of real estate;

..

..    Is primarily intended to ensure that the income tax owed on the taxable gain from the sale will be paid;

..    Reduces the likelihood that the seller will be subject to penalties for underpayment of estimated tax; and

..    Is similar to wage withholding. As with wage withholding, the amount withheld is claimed as a credit against the income tax liability computed at the end of the taxable year.

If the amount withheld is more than the income tax liability, the difference will be refunded when a tax return is filed after the end of the taxable year.

--------------------------------------------------------------------------------
C Exemptions from Witholding (Part I)

The seller is exempt from the withholding requirements if they have answered "Yes" to any of the questions in Part I. The completed Form 597-W should be signed by the seller and given to the buyer or other withholding agent. The buyer, or other withholding agent, should retain the form for five years following the close of the transaction. The buyer, or other withholding agent, will be relieved of the real estate withholding requirements if the buyer relies in good faith on a completed and signed Form 597-W. A completed 597-W certifying an exemption of withholding does not eliminate the requirement that the seller must file a California income tax return and pay the tax due.

The seller should answer "Yes" in Part I when:

1    The total sales price of the California real property is $100,000.00 or
         -----
     less.

2 The seller is a California resident on the date escrow closes. A California resident is any individual who is in California for other than a temporary or transitory purpose or any individual domiciled in California who is absent for a temporary or transitory purpose. Sellers who are uncertain of their residency status can get assistance by calling the FTB at (800) 852-5711, or by getting FTB Pub 1031, Guidelines for Determining Resident Status, for more information.

3.   The property qualifies as the seller's principal residence under IRC
     Section 121. The home in which you live is your principal residence. You can only have one principal residence at a time. If you have two homes and live in both of them, the principal residence is the one you lived in most of the time. Even though you do not currently live in the property, it may still qualify as your principal residence for the purpose of the withholding exemption. An example is a former California resident who moved out of state prior to the close of escrow. The property can qualify for the withholding exemption if the seller still considers it to be the principal residence, or if it qualifies for the exclusion of income under IRC Section
     121. An individual can exclude up to $250,000.00 (up to $500,000 for a married couple) of the gain on the sale of a principal residence. Sellers can qualify for this exclusion if, during the 5-year period ending on the date of the sale they owned and lived in the property as their principal residence for at least 2 years. For examples and more details, get federal Publication 523, Selling your Home, by accessing the Internal Revenue Service's (IRS) website at www.irs.gov or by calling the IRS AT (800) 829-3676.

4. The seller is a corporation that is registered in California or has a permanent place of business in California immediately after the transfer. A corporation has a permanent place of business in California if it is organized and existing under the laws of California or it is a foreign corporation qualified to transact intrastate business by the California Secretary of State's Office. A corporation that has not qualified to transact intrastate business, such as a corporation engaged exclusively in interstate commerce, will be considered as having a permanent place of business in California only if it maintains a permanent office in California and the office is permanently staffed by its employees.

5. The seller is a partnership of LLC and the recorded title to the property is in the name of the partnership of LLC. A partnership includes a syndicate, group pool, joint venture, or other unincorporated organization through which business operation is carried on and which is not a corporation, trust, or estate. A partnership of LLC may be required to withhold on distributions of California course income to nonresident partners or members. For more information, get FTB Pub 1017, Nonresident Withholding - Partnership Guidelines.

6.   The seller is exempt from tax under either California or federal law.

7. The seller is a California irrevocable trust. For withholding purposes, an irrevocable trust is considered a California trust if at least one trustee is a California resident. Irrevocable trusts are required to withhold on distributions of California source income to their nonresident beneficiaries. Note: If the seller is a irrevocable/grantor trust and one or more of the grantors is a nonresident, withholding is required. If all of the grantors of a revocable/grantor trust are residents of California, no withholding is required.

8. The seller is a California estate. For withholding purposes, an estate is considered a California estate if the decedent was a California resident at the time of death. Estates are required to withhold on distributions of California source income to their nonresident beneficiaries.

9.   The seller is a bank or a bank acting as the fiduciary for a trust.

10. The seller is an insurance company or a federally qualified pension or profit-sharing plan.

D Nonresident Withholding Waiver Request (Part II)

This section should be completed if you do not meet any of the exemptions to withholding as shown in Part I and you believe that your estimated tax liability from the sale will be less than the required withholding.

Waiver requests are handled on a case-by-case basis. Generally, the FTB will reduce or eliminate the withholding amount when:

..    The 3 1/3% withholding amount exceeds the estimated California tax liability from the sale; for example:

          Selling Price             $250,000.00
          Withholding Rate               x 3.33%
          Witholding Amount         $  8,325.00

          Gain on Sale              $ 50,000.00

          Maximum Tax Rate                  9.3%
          Estimated Tax Liability   $  4,650.00

     * The maximum tax rates are 9.3% for individuals and 8.84% for corporations.

In this example, the withholding amount would be reduced to $4,650. If the documentation provided shows that the estimated tax liability will be $0 from the sale, a full waiver will be granted.

..    The transaction involves an IRC Section 1031 exchange, a foreclosure, or an installment sale; or
..    The transaction involves multiple sellers, some of whom are nonresidents of
     California.

Note: The withholding amounts is 3 1/3% of the total sales price regardless of the percentage of interest owned in the property.

To receive a prompt determination, include all required information and documentation to support your request. Failure to include the required information, signatures and documents can result in either a delay or denial of your request. Below is a list of the minimum documentation required for the FTB to make a determination. Do not send original documentation.

This is general guide. Additional information may be requested on a case-by-case basis.

..    Loss of Small Gain
[ ] The current sales escrow document (estimated closing statement, sales contract, or closing statement).
[ ]  Purchase escrow document (closing statement) from the original transaction.
[ ]  List of any improvements and related costs.

..    Inherited Property
[ ] The current sales escrow department (estimated closing statement, sales contract, or closing statement).
[ ] The court documents showing the fair market value of the property at the time of inheritance, or the death certificate if the death occurred less than one year ago.

If the property was inherited more than two years ago, also:
[ ] State whether the property was a rental. If yes, state how long it was rental property.

--------------------------------------------------------------------------------
[ ]  List any improvements since the date of inheritance and related costs.

..    IRC Section 1031 Exchange
[ ] Completed and signed California Form 597-E. Nonresident Withholding Exchange Affidavit.
[ ] The current sales escrow document (estimated closing statement, sales contract, or closing statement).
[ ]  On Form 597-E indicate the basis of the property being sold.
[ ]  On Form 597-E indicate the state where the replacement property is located.

..    Installment Sales
[ ] Completed and signed California Form 597-I Nonresident Withholding Installment Sale Agreement.
[ ] The current sales escrow document (estimated closing statement, sales contract, or closing statement).
[ ]  Purchase escrow document (closing statement) from the original transaction.
[ ]  The note agreement
[ ]  List of any improvements and related costs.

..    Reacquired Property (Foreclosure or Repossession)
[ ] The current sales escrow document (estimated closing statement, sales contract or closing statement).
[ ] The original sales escrow document from the first time you sold the property prior to foreclosure.
[ ] The original purchase escrow document (closing statement) from when you originally purchased the property.
[ ] Statement of the amount of cash (down payment) received on the original sale prior to foreclosure.
[ ] Statement of the amount of notes received or carried prior to foreclosure. Provide a copy of the note carried.
[ ]  Statement of the balance due remaining on the note.
[ ]  List of any improvements and related costs.
[ ]  The calculation of the gain from the original sale.
[ ] A copy of federal Form 6252, Installment Sale Income, or California form FTB 3805E, Installment Sale Income, filed with your tax return in the year of the original sale.
[ ]  Deed in lieu of foreclosure or trustee's deed upon sale.

E When to File This Form

When requesting a waiver or reduction in withholding, the Form 597-W should be completed and sent to the FTB as soon as you enter into a contract of sale.

The FTB will determine if the withholding should be eliminated, reduced or if the request should be denied. The FTB usually processes applications within 45 days after receipt of all necessary information. If a response from the FTB has not been received by the time title is transferred, the parties to the transaction may direct the escrow person to hold funds for withholding in trust up to 45 days from the date title is transferred.

If Form 597-W is not filed timely with the FTB and title passes to the buyer/transferee before the application can be processed, withholding of 3 1/3% of the total sales price is required. There is no provision to authorize an early refund after title has passed to the buyer/transferee and the withholding has been remitted to the FTB.

Any withholding waiver issued by the FTB applies only for the limited purpose of determining the withholding obligation under R&TC Section 18662. The withholding waiver would not apply for other issues that may arise in connection with the transfer. The FTB may accept evidence submitted with a waiver request for the purpose of issuing the withholding waiver; however, this evidence may not be adequate for other issues related to the transfer.

If you receive a determination letter from the FTB reducing the amount of withholding, you must enter confirmation number from the FTB determination letter on Form 597, Nonresident Withholding Tax Statement for Real Estate Sales, when payment is sent to the FTB. Payment must be sent with Form 597.

F Where to File This Form

If you meet one of the exemptions to withholding in Part I, the form should not be sent to the FTB. The Form 597-W should be given to the buyer or escrow company. Be sure to sign the form to certify that you meet the exemption.

If you are requesting a waiver or reduction in the withholding (and do not meet one of the exemptions in Part I, the completed Form 597-W should be filed with the FTB to request an authorized determination. Fax Form 597-W to (916) 845-4831 or mail to:

          NONRESIDENT WITHHOLD SECTION
          FRANCHISE TAX BOARD
          P. 0. BOX 651
          SACRAMENTO, CA 95812-0651

If you send you request by fax, do not send the original request by mail.

Please wait 10 working days after faxing your request and 13 working days after mailing before contacting us.

G Additional Information

To order California Tax Forms not related to nonresident withhold or for more information you may contact us:

By internet: If you have access you may download, view and print California tax forms and publications. Go to our website at:

          www.ftb.ca.gov

By automated phone service: Use this service to order 1997, 1998, and 1999 California tax forms and federal forms.

Have paper and pencil ready to take notes.

From within the
    United States..................(800) 338-0505
                                   (toll-free)

From outside the
    United States..................(916) 845-6500
                                   (not toll-free)

Follow the recorded instructions. This service is available 24 hours a day, seven days a week.

By mail: Please allow two weeks to receive your order. If you live outside of California, please allow three weeks to receive your order. Write to:

          TAX FORMS REQUEST UNIT
          FRANCHISE TAX BOARD
          P. O. BOX 307
          RANCHO CORDOVA, CA 95741-0307

In Person: Most libraries, post offices and banks provide free California personal income tax booklets during the filing season. Many libraries and some quick print businesses have forms and schedules for you to photocopy (you may have to pay a nominal fee). Note that employees at libraries, post offices, banks and quick print businesses cannot provide tax information or assistance.

Assistance for persons with disabilities: The FTB complies with provisions of the American with Disabilities Act. Persons with hearing or speech impairments, call:

From voice phone...................(800) 735-2922
                       (California Relay Service)

From TTY/TDD.......................(800) 822-6268
            (Direct line to FTB customer Service)

For all other assistance or special accommodations, call (800) 852-5711.

                                   EXHIBIT F
                                   ---------

                                  BILL OF SALE
                                  ------------

                                 BILL OF SALE
                                 ------------
                 Pacific Corporate Park, Lake Forest, California

     THIS BILL OF SALE is made as of the     day of              , 2001, by and
                                         ----       -------------
between DT PARTNERS THREE LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company
  ------
("Buyer").
  -----

                              W I T N E S S E T H:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. Seller hereby sells, transfers, assigns and conveys to Buyer all right, title and interest of Seller in and to all tangible and intangible personal property ("Personalty") set forth in the inventory on Exhibit A attached hereto
           ----------                                 ---------
and made a part hereof, and located on and used in connection with that certain land and improvements located in the County of Orange, State of California, as more particularly described in Exhibit B attached hereto and make a part hereof
                               ---------
("Real Property"), including, specifically, without limitation, equipment,
  -------------
furniture, tools and supplies, and all related intangibles including Seller's interest in the name "Pacific Corporate Park."

     2. This Bill of Sale is given pursuant to that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions (the "Purchase
                                                                 --------
Agreement") dated as of           , 2001, between Seller and Buyer, providing
---------               ----------
for, among other things, the conveyance of the Personalty.

     3. As set forth in Article 7 of the Purchase Agreement, which is hereby
                        ---------
incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Seller and accepted by Buyer AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF SELLER AND BUYER EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE CALIFORNIA UNIFORM COMMERCIAL CODE.

     4. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first above written.

                                       SELLER:
                                       ------

                                       DT PARTNERS THREE LIMITED PARTNERSHIP,
                                       a Texas limited partnership


                                       By:     DAVIS PACIFIC TECH PARTNERS,
                                               a California general partnership,
                                               its general partner


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title: General Partner

                                       BUYER:
                                       -----

                                       TRIPLE NET PROPERTIES, LLC,
                                       a Virginia limited liability company


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

               [INSERT APPROPRIATE ACKNOWLEDGMENTS FOR THE STATE]

Exhibit A       Personalty
Exhibit B        Real Property

D-939798
Pacific Corporate Park
Bill of Sale - p.2
------------

                                   EXHIBIT G
                                   ---------

                               NOTICE TO TENANTS
                               -----------------

                              NOTICE TO TENANTS
                              -----------------
                 Pacific Corporate Park, Lake Forest, California

                  , 2001
------------------


---------------------------

---------------------------

---------------------------

RE:  Your Lease ("Lease") in Pacific Corporate Park, Lake Forest, California
                  -----
     (the "Property"), Unit No.
           --------            ----------

Dear Tenant:

You are hereby notified that DT PARTNERS THREE LIMITED PARTNERSHIP ("Seller"),
                                                                     ------
as owner of the Property and the current owner of the landlord's interest in your Lease, has sold the Property to TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("New Owner"), as of the date set forth in this
                            ---------
letter, and in connection with such sale, Seller has assigned and transferred its interest in the Lease and any and all security deposits thereunder or relating thereto to New Owner, and New Owner has assumed and agreed to perform all of the landlord's obligations under the Lease (including any obligations set forth in the Lease to repay or account for any security deposits thereunder from and after such date) arising after the date hereof.

Accordingly, (a) all of your obligations under the Lease from and after the date of this Tenant Notice, including your obligation to pay rent, shall be performable to and for the benefit of New Owner, its successors and assigns, and
(b) all of the obligations of the landlord under the Lease, including any obligations to repay or account for any security deposits thereunder, from and after the date of this Tenant Notice, shall be the binding obligation of New Owner and its successors and assigns. The amount of the security deposit received by New Owner and being held by New Owner with respect to your Lease is
$             .
 -------------

Unless and until you are otherwise notified in writing by New Owner, the address of New Owner for all purposes under your Lease (including the recoupment of any security deposits, and the giving of any notices provided for in your lease) is as follows:

                         Triple Net Properties, LLC
                         1551 N. Tustin Avenue, Suite 650
                         Santa Ana, California 92705

D-941034
Pacific Corporate Park
Notice to Tenants - p.1
-----------------

                                SELLER:
                                -------

                                DT PARTNERS THREE LIMITED PARTNERSHIP,
                                a Texas limited partnership


                                By:   DAVIS PACIFIC TECH PARTNERS.,
                                      a California general partnership,
                                      its general partner


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title: General Partner

                                NEW OWNER:
                                ---------

                                TRIPLE NET PROPERTIES, LLC,
                                a Virginia limited liability company


                                By:
                                   ---------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

D-941034
Pacific Corporate Park
Notice to Tenants - p.2
-----------------

                             ASSIGNMENT OF CONTRACT

     THIS ASSIGNMENT OF CONTRACT (the "Assignment") is made as of the     day of
                                                                     ----
March, 2002, by TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Assignor") to NNN PACIFIC CORPORATE PARK 1, LLC, a Virginia limited liability company ("Park 1") and to NNN PACIFIC CORPORATE PARK VF, LLC, a Virginia limited liability company ("Park VF" and together with Park l, the "Assignee").

RECITALS
--------

     Assignor entered into that certain Agreement for Purchase and Sale of Real
Property and Escrow Instructions dated September     , 2001, as amended with DT
                                                ----
Partners Three Limited Partnership (the "Contract") with respect to certain property known as the Pacific Corporate Center in Orange County, California (the "Property"). Assignor desires to assign all of its rights, title and interest in and to the Contract to Assignee.

AGREEMENT
---------

     FOR and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns all of its rights, title and interest in and to the Contract to Assignee.

     Assignee by its execution of this Assignment hereby assumes all of Assignor's obligations under the Contract.

     WITNESS the following signatures:

     ASSIGNOR:                          TRIPLE NET PROPERTIES, LLC


                                        By: Illegible
                                           -------------------------------------
                                        Its: President
                                            ------------------------------------

     ASSIGNEE:                          NNN PACIFIC CORPORATE PARK l, LLC


                                        By:  Triple Net Properties, LLC,
                                             Its Manager


                                             By:    Illegible
                                                --------------------------------
                                                    Anthony W. Thompson

                                        NNN PACIFIC CORPORATE PARK VF, LLC


                                        By:  Triple Net Properties, LLC,
                                             Its Manager


                                             By:    Illegible
                                                --------------------------------
                                                    Anthony W. Thompson

                                       2